SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Filed by the registrant [x]
       Filed by a party other than the registrant [ ]
       Check the appropriate box:
       [ ]    Preliminary proxy statement      [ ] Confidential, for Use of the
       [x]    Definitive proxy statement           Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
       [ ]    Definitive additional materials
       [ ]    Soliciting material pursuant to Rule 14a-11(c)  or Rule 14a-12

                             BIG SMITH BRANDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [x]  No Fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)    Amount previously paid:

     (2)    Form, schedule or registration statement no.:

     (3)    Filing party:

     (4)    Date filed:

                             BIG SMITH BRANDS, INC.
                              7100 West Camino Real
                                    Suite 201
                            Boca Raton, Florida 33433

                                                                    May 23, 1997

To Our Stockholders:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Big Smith Brands, Inc. (the "Company"), which will be held at the Renaissance Airport Hotel, St. Louis, Missouri, on Thursday, June 12, 1997, at 10:00 A.M., St. Louis time.

         The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.

                                                       Sincerely yours,


                                                       /s/ S. PETER LEBOWITZ
                                                       ---------------------
                                                       S. PETER LEBOWITZ
                                                       Chairman of the Board

                             BIG SMITH BRANDS, INC.
                              7100 WEST CAMINO REAL
                                    SUITE 201
                            BOCA RATON, FLORIDA 33433
                                 (407) 367-8283

                      ------------------------------------


                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 12, 1997

                      ------------------------------------


         The Annual Meeting of Stockholders of Big Smith Brands, Inc. (the "Company") will be held at the Renaissance Airport Hotel, St. Louis, Missouri, at 10:00 A.M., St. Louis time, on Thursday, June 12, 1997, for the following purposes:

               1. to elect five directors, each to serve until their respective successors have been duly elected and qualified;

               2. to ratify the appointment of Baird, Kurtz & Dobson as the Company's independent public auditors for the Company's fiscal year ending December 31, 1997; and

               3. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the election of all five nominees as Directors and FOR the approval of the appointment of the independent public auditors.

         Stockholders of record at the close of business on May 16, 1997, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.

                              By Order of the Board of Directors


                                                  /s/ S. PETER LEBOWITZ
                                                  ---------------------
                                                  S. PETER LEBOWITZ
                                                  Chairman of the Board

Boca Raton, Florida
May 23, 1997

                             BIG SMITH BRANDS, INC.
                              7100 WEST CAMINO REAL
                                    SUITE 201
                            BOCA RATON, FLORIDA 33433
                                 (407) 367-8283

                      ------------------------------------


                               PROXY STATEMENT FOR
                       1997 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 1997

                      ------------------------------------

         This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about May 23, 1997, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Big Smith Brands, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting") to be held at the Renaissance Airport Hotel, St. Louis, Missouri, at 10:00 A.M., St. Louis time, on Thursday, June 12, 1997, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The hotel is conveniently located near the St. Louis airport.

         The annual report of the Company, containing financial statements of the Company as of December 31, 1996, and for the year then ended, has been delivered or is included with this proxy statement. The principal executive offices of the Company are located at 7100 West Camino Real, Suite 201, Boca Raton, Florida 33433.

         A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company, 7100 West Camino Real, Suite 201, Boca Raton, Florida 33433. A Stockholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election of the nominees named below under the caption "Election of Directors," (ii) FOR the ratification of the appointment of Baird, Kurtz & Dobson ("BK&D") as independent public auditors for the Company's fiscal year ending December 31, 1997, and (iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; any Stockholder who does attend the Annual Meeting, however, may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         This Proxy Statement and the accompanying form of proxy are being mailed to stockholders of the Company on or about May 23, 1997.

         Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors, may solicit proxies by mail, telephone, telegraph and personal interview. Arran ements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below and for the appointment of BK&D as the independent auditors of the Company for the fiscal year ended December 31, 1997.

         The holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. Broker non-votes result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on all the proposals being submitted hereby to the Stockholders. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld from the broker.

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election. The affirmative vote of the holders of a majority of the votes cast is required for the approval of the appointment of the independent public auditors. On this matter the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal a Broker non-vote will have no effect on the outcome.

         The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Stockholders of record at the close of business on May 16, 1997, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on May 16, 1997, there were 3,930,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding. Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of May 21, 1997, the number of shares of common stock beneficially owned (and the percentage of the Company's common stock) by (i) each person known (based solely on Schedules 13D or 13G filed) to the Company to be the beneficial owner of more than 5% of the common stock, (ii) each director and nominee to the Board of the Directors of the Company, (iii) the Named Executive (as hereinafter defined) and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.


                                                     NUMBER OF SHARES                 PERCENTAGE (%)
NAME AND ADDRESS                                    BENEFICIALLY OWNED               OF COMMON STOCK

S. Peter Lebowitz..............................              1,501,000                    38.2%
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 201
Boca Raton, Florida  33433

Wilora Company Limited (1).....................              2,717,283                    40.9%
Baanestrasse 75
Post Fach 6302, Zng Switzerland

Theresa Lebowitz and Michael S. Nelson,
Esq., as trustees(2)...........................                474,000                    12.1%
c/o Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, New York  10022

Glen Freeman(3)................................                 15,000                      *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 201
Boca Raton, Florida 33433

Theodore Listerman(3)..........................                 15,000                      *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 201
Boca Raton, Florida  33433

Jack Schultz (3)(4)............................                 24,000                      *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 201
Boca Raton, Florida  33433

Julian Shaps(3)................................                 15,000                      *
c/o Big Smith Brands, Inc.
7100 West Camino Real, Suite 201
Boca Raton, Florida  33433

All directors and officers as a group (10 per-               1,570,000                    39.3%
sons)(1)(5)....................................

-------------------

*        Indicates beneficial ownership of less than one (1%) percent.

(1) Includes 2,717,283 shares issuable upon conversion of $1.7 million in aggregate principal amount of 6% Convertible Debentures ("Debentures") of the Company assuming conversion as of May 21, 1997. Such Debentures convertible into Common Stock of the Company at a conversion ratio of one share for the lesser of (i) $2.80 or (ii) 70% (or 67.5% if converted more than 100 days from the closing of the offering) of the Market Price (as defined in the Debentures) of the Common Stock on the conversion date. The Offshore Securities Subscription Agreement pursuant to which the Debentures were purchased provides that Wilora Company Limited ("Wilora") may not, except upon the maturity of the Debentures, convert the Debentures into a number of shares such that upon such conversion, the number of shares beneficially owned by Wilora and its affiliates (excluding those which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture), would exceed 4.9% of the outstanding shares of Common Stock. Pursuant to SEC rules, the shares issuable upon such conversion are deemed outstanding solely for purposes of calculating the Percentage of Common Stock Beneficially owned by the holder of the Debentures, but are not treated as outstanding for purposes of determining the Percentage of Common Stock Beneficially Owned by any other listed Person.

(2) Represents shares held in trust for the benefit of Barbara Lynn Van Achte, Karen Sue Hart and Wendy Ann Lebowitz, with respect to which Mrs. Lebowitz and Mr. Nelson, a partner at the law firm of Kramer, Levin, Naftalis & Frankel, serve as trustees. Under the Trust Agreement, Mrs. Lebowitz and Mr. Nelson share voting and dispositive power, subject only to the beneficiaries' right to withdraw the shares under certain circumstances. Mrs. Lebowitz is the wife, and the three trust beneficiaries are the daughters, of Mr. Lebowitz.

(3) Includes 15,000 shares issuable upon exercise of options exercisable within 60 days.

(4) Includes 2,000 shares issuable upon exercise of warrants exercisable within 60 days.

(5) Includes options and warrants to purchase 62,000 shares exercisable within 60 days.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, the following persons failed to file, on a timely basis, reports required by Section 16(a) of the Exchange Act, for the number of transactions indicated, during fiscal year 1996:

         Messrs. Freeman, Listerman, Schultz and Shaps each failed to file a report during fiscal 1996 in respect of the 10,000 options granted to each of them during such fiscal year and Mr. Schultz failed to file an additional report in respect of 5,000 shares he purchased during fiscal 1996.


                                    PROPOSALS

         The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below and for the appointment of BK&D as the independent public auditors of the Company for the fiscal year ending December 31, 1997.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

         It is proposed to elect a Board of five Directors for the upcoming year and until their respective successors are duly elected and qualified. All of the nominees set forth below are currently members of the Board of Directors. Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a director as the holders of the proxies may, in their discretion, determine.

         The following sets forth certain information with respect to each of the six nominees to the Board of Directors as well as to the remaining executive officers of the Company:

                                         Year First Elected
Name                              Age        Director          Office
----                              ---        --------          ------

Nominees to the Board
S. Peter Lebowitz                 65           1985            Chief Executive Officer, President
                                                               and Director

Glen Freeman                      67           1994            Director

Theodore Listerman                73           1995            Director

Jack Schultz                      60           1995            Director

Julian Shaps                      71           1995            Director

Other Executive Officers and
Significant Employees

Raymond Peterson                  56            N/A            Senior Vice President; Marketing
                                                               and Merchandising

Victor C. Delpine                 54            N/A            Vice President Operations

Terry L. Dober                    40            N/A            Vice President for Finance

Howard Kaplan                     49            N/A            Secretary

Roger Trier                       57            N/A            Vice President, Sales-Workwear

Nominees to the Board

         S. Peter Lebowitz has served as Chief Executive Officer, President and Director of the Company since 1980. Mr. Lebowitz has been employed full time in the mens' apparel industry for 40 years beginning in 1954 when he joined Hochschild, Kohn & Co., Baltimore, Maryland. Thereafter, he served as a salesman in the Menswear Divisions at The Van Heusen Company and as Vice-President of Big Yank Corporation and Anvil Brands, Inc. From 1971 to 1979, he was Chairman and Chief Executive Officer of Smith Brothers Manufacturing Company, Carthage, Missouri, then the corporate owner of the Big Smith label. In 1980, he founded the Company, and in 1985, the Company acquired certain assets of Smith Brothers Manufacturing Company, including the ownership of the Big Smith label.

         Glen Freeman was elected a Director of the Company in September 1994. Mr. Freeman served as General Manager of the Company since it acquired certain assets of Smith Brothers Manufacturing Company in 1985. Mr. Freeman served as Vice-President of Merchandising of Smith Brothers Manufacturing Company from 1969, when it acquired Continental Manufacturing Company, to 1985. From 1945 to 1969, Mr. Freeman was employed by Continental Manufacturing Company. Mr. Freeman has been employed in the workwear industry for 49 years.

         Theodore L. Listerman was elected a Director of the Company in January 1995. Mr. Listerman was involved in various aspects of the apparel business for approximately thirty years. Mr. Listerman served in numerous senior management positions at a number of major manufacturers and marketers of men's apparel products. At present Mr. Listerman is a Doctoral candidate at the University of Missouri.

         Julian Shaps was elected a Director of the Company in February 1994. Mr. Shaps retired from full time participation in business in October 1990 following a career that spanned forty years in the sales and merchandising segment of the apparel industry. Mr. Shaps' previous positions include twenty-five years in various senior management positions at Salant, Inc., and approximately fifteen years as Vice President of Sales and Merchandising at M. Fine & Sons, Inc.

         Jack Schultz was elected a Director of the Company in February 1994. Since 1993, Mr. Schultz has served as a consultant to companies in various segments of the retail industry. From 1991 to 1993, Mr. Schultz served full-time as President of the National Retail Federation, a leading retail industry trade association.

Executive Officers and Significant Employees

         Raymond Peterson joined the Company in 1990 and serves as Senior President for Marketing and Merchandising with responsibility for all sales activities. In 1963, Mr. Peterson joined Smith Brothers Manufacturing Company where he served in various management positions until 1983. From 1984 to 1990, Mr. Peterson was employed in a variety of senior management positions with Osh Kosh B'Gosh, Inc., and Liberty Trouser Company, including service from 1989 to 1990 as Vice President of Sales of Liberty Trouser Company.

         Victor C. Delpine joined the Company in November 1994 and in December 1996 was appointed Vice President of Operations responsible for all sewing plants, scheduling, production control, customer service and the distribution and warehousing center. Mr. Delpine began his career in the apparel industry in 1967 at the Levi Strauss Company and since that time has held a variety of senior manufacturing management positions at the Levi Strauss Company, Walls Industries, Magnetex Corporation, Caravelle Corporation and Jostens Custom Sportswear. From April 1992 to September 1993, Mr. Delpine was Director of Operations first for D.V.B. Enterprises, Blue Springs, Missouri, and from September 1993 to May 1994, he was Director of Operations for Tees to Pleez, Independence, Missouri.

         Terry L. Dober joined the Company in January 1994 as Chief Financial Officer and has served as its Vice President for Finance since November 1995. As such, he is responsible for all financial reporting, accounting, internal auditing and related administrative functions. Mr. Dober, a Certified Public Accountant, received a Bachelor's Degree in Business Administration/Accounting from Monmouth College of Monmouth, Illinois, in 1979. Mr. Dober has held increasingly responsible financial, administrative, accounting and management positions in a variety of business environments. From November 1989 until December 1993 he served as Controller of Miracle Recreation Equipment Co.

         Howard Kaplan was elected Secretary of the Company in August 1994. Since 1991, Mr. Kaplan has served as President of Fabric Resources Corporation, a denim jobber, and from 1988 to 1991, he served as Purchasing Agent for the Company. Mr. Kaplan is not an employee of the Company.

         Roger Trier joined the Company in December 1993 and has served as Vice President, Sales-Workwear since December 1996 in charge of all domestic workwear sales activities. Prior to joining the Company, Mr. Trier was employed by Osh Kosh B'Gosh, Inc. for sixteen years in various positions in sales after serving for five years in sales management with Williamson-Dickie Manufacturing Company.

         All directors hold office until the next annual meeting of the stockholders of the Company and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Company's officers are elected annually by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. S. Peter Lebowitz has entered into an employment agreement with the Company. See "Executive Compensation--Employment Arrangements." Pursuant to the By-laws of the

Company, the Board of Directors has set the number of directors at six. Five directors are currently serving. It is the present intention of the Board of Directors not to nominate anyone to fill the vacancy on the Board. The Board intends to reduce the number of directors from six to five at its next regular meeting. No familial relationships exist between any directors or executive officers of the Company.

COMMITTEES

         The Company's Board of Directors has an Audit Committee and an Executive Compensation Committee. Messrs. Glen Freeman and Theodore Listerman serve on the Audit Committee and Messrs. Theodore Listerman, Jack Schultz and Julian Shaps serve on the Executive Compensation Committee. The Audit Committee meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of the annual audit and other services before being undertaken by the Company's auditors, and reviews the adequacy and effectiveness of the Company's internal accounting controls. The Executive Compensation Committee administers the Company's 1994 Stock Incentive Plan and makes recommendations to the full Board concerning compensation, including incentive arrangements, for the Company's officers and employees.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the fiscal year ended December 31, 1996, there were four meetings of the Board of Directors of the Company, two meetings of the Audit Committee, and two meetings of the Executive Compensation Committee. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board of directors (held during the period for which he has been a director) and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

COMPENSATION OF DIRECTORS

         Non-employee directors of the Company will receive one thousand dollars plus expenses for each meeting of the board that they attend. On June 1, 1995, each director was granted an option under the Company's 1994 Stock Incentive Plan to purchase 15,000 shares of the Company's common stock at an exercise price of $4.00 per share. The directors agreed to defer the award of 10,000 additional options previously promised to them in order to facilitate the grant of the remaining authorized options to a broad group of employees of the Company. During 1996, following the authorization of additional options each director was granted an option to purchase an additional 10,000 shares at an exercise price of $1.00 per share, which grant had an effective date of June 1, 1995. Each grant vests in four substantially equal parts on each of the first four anniversaries of the date of the grant. To the extent the options are unexercised, they expire on the fifth anniversary of the date of the grant.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation earned by or paid to S. Peter Lebowitz, the Chief Executive Officer of the Company, and the only executive officer of the Company who earned over $100,000 (the "Named Executive") for Fiscal 1996. The Company awarded or paid such compensation to the Named Executive for services rendered in all capacities during the applicable fiscal years.

                           SUMMARY COMPENSATION TABLE

================================================================================================================================
                                                    Annual Compensation                         Long Term Compensation
--------------------------------------------------------------------------------------------------------------------------------
                                                                      Other Annual
         Name and           Fiscal       Salary         Bonus         Compensation       Awards Options         All Other
    Principal Position       Year          ($)           ($)             ($)(1)                (#)           Compensation ($)
--------------------------------------------------------------------------------------------------------------------------------
S. Peter Lebowitz-Chief      1996        $300,000         -               $9,973                -                   -
Executive Officer            1995        $250,000         -               $8,700           175,000 (2)              -
                             1994        $300,000         -               $6,600            50,000 (3)              -
================================================================================================================================

     (1)  Represents  the  valuation  of  certain  club   membership   dues  and
          automobile lease payments of approximately $9,973, $8,700 and $6,600 for 1996, 1995 and 1994, respectively.

     (2) Represents a one-time grant of options in connection with the Company's initial public offering, the vesting of which was contingent upon the Company achieving a certain level of net income during the fiscal year ended December 31, 1995, which level was not achieved.

     (3) Represents a one-time grant of options in connection with the Company's initial public offering, the vesting of which is contingent upon the Company achieving a certain level of net income during the fiscal years ended December 31, 1995 and 1996, which levels were not achieved.

EMPLOYMENT ARRANGEMENTS

         The Company has entered into a three year employment agreement with S. Peter Lebowitz pursuant to which he has agreed to serve as the Company's President and Chief Executive Officer through December 31, 1998, at an annual compensation of $300,000 and an annual bonus of up to $200,000 if the Company achieves a certain specified levels of net income. Such levels were not achieved in 1996. The employment agreement with Mr. Lebowitz further provides that if his employment is terminated by the Company without cause or at any time following a change of control, or by Mr. Lebowitz within twelve months after a change of control, the Company shall pay to Mr. Lebowitz salary, bonus and benefits in the amount and kind then in effect subject to certain adjustments for three years following such termination. The payment of the salary and bonus shall be made in a lump sum 30 days after the date of such termination.

         In addition, in 1994, Mr. Lebowitz was granted (i) options to purchase up to 50,000 shares of common stock that would have vested had the Company achieved certain specified levels of net income for fiscal year 1995 and (ii) options to purchase up to 50,000 shares of common stock that would have vested had the Company achieved certain specified levels of net income for fiscal year 1996. Such levels of income were not achieved. In 1995, Mr. Lebowitz was granted options to purchase up to 125,000 shares of Common Stock that would have vested had the Company achieved a certain specified level of net income for fiscal year 1996. Such levels of income were not achieved. All of the options were exercisable at an exercise price equal to 75% of the market price of the Company's common stock at the time the options would have become exercisable.


             VOTE REQUIRED FOR APPROVAL OF THE ELECTION OF DIRECTORS

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Stockholders specify otherwise.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

             PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

         The firm of Baird, Kurtz & Dobson, independent certified public auditors, has audited the Company's financial statements for the fiscal year ended December 31, 1996 and for more than five years prior thereto. The Board of Directors has appointed BK&D as the Company's independent public auditors for the fiscal year ending December 31, 1997, and the Stockholders will be asked to ratify such appointment. It is expected that a representative of BK&D will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.


                     VOTE REQUIRED FOR RATIFICATION OF BK&D

         Ratification of the appointment requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BK&D.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their judgment on such matters.


                              STOCKHOLDER PROPOSALS

         Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, 7100 West Camino Real, Suite 201, Boca Raton, Florida 33433, no later than January 26, 1998, in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting.


                                OTHER INFORMATION

         Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by directors, officers and regular employees of the Company without additional compensation.


         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (407) 367-8283.

                                                  Sincerely yours,


                                                  /s/ S. PETER LEBOWITZ
                                                  ---------------------
                                                  S. PETER LEBOWITZ
                                                  Chairman of the Board


Boca Raton, Florida
May 23, 1997

                             BIG SMITH BRANDS, INC.

                         ANNUAL MEETING OF STOCKHOLDERS


                      ------------------------------------


                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


         The undersigned hereby appoints S. Peter Lebowitz and Howard H. Ward, or if only one is present, then that individual, with full power of substitution, to vote all shares of BIG SMITH BRANDS, INC. (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the Renaissance Airport Hotel, St. Louis, Missouri, on the 12th day of June, 1997, at 10:00 a.m. St. Louis time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:


1. ELECTION OF DIRECTORS: To elect the nominees for Director below for a term of one year;

FOR ALL NOMINEES LISTED BELOW
(except as marked to the contrary below) [ ]

WITHHOLD AUTHORITY
to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

S. Peter Lebowitz               Jack Schultz
Glen Freeman                    Julian Shaps
Theodore Listerman



2. APPROVAL OF AUDITORS: To ratify and approve the appointment of Baird, Kurtz & Dobson as independent public auditors of the Company for the fiscal year ending December 31, 1997;

               FOR [ ]          AGAINST [ ]               ABSTAIN [ ]

and in their discretion, upon any other matters that may properly come before the meeting or any adjournments thereof.

            (Continued and to be dated and signed on the other side.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.


                             Dated: _____________________________, 1997


                             ------------------------------------------------
                                              (Signature of Stockholder)



                             ------------------------------------------------
                                              (Signature of Stockholder)


                                                  Your  signature  should appear
                                                  the same as your name  appears
                                                  herein.    If    signing    as
                                                  attorney,            executor,
                                                  administrator,    trustee   or
                                                  guardian,  please indicate the
                                                  capacity  in  which   signing.
                                                  When signing as joint tenants,
                                                  all   parties   to  the  joint
                                                  tenancy  must  sign.  When the
                                                  proxy    is    given    by   a
                                                  corporation,   it   should  be
                                                  signed   by   an    authorized
                                                  officer.